World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Dunkin’ Brands Group, Inc. 2013 Investor & Analyst Day

Forward-Looking Statements • Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. • Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets. • Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are available on www.investor.dunkinbrands.com. 2

Morning session

Topic	Management presenter
Welcome and CEO Kick-Off	Nigel Travis – Chief Executive Officer, Dunkin' Brands
Global Supply Chain	Scott Murphy – SVP, Chief Supply Officer
Dunkin' Brands International: Using the Playbook to drive near and long-term growth	Giorgio Minardi – President, International, Dunkin' Brands
BREAK	
Dunkin' Donuts U.S.: Strong execution across the Playbook	Paul Twohig – President, Dunkin' Donuts U.S. & Canada
Dunkin' Donuts U.S.: Highly attractive franchisee returns	Paul Carbone – Chief Financial Officer, Dunkin' Brands
Dunkin' Donuts U.S.: Leading product & marketing innovation	John Costello – President, Global Marketing & Innovation

Product Innovation Lunch with Chef Stan

Topic Baskin-Robbins U.S.: Executing the Playbook to get on path to growth Management presenter Bill Mitchell – President, Baskin-Robbins U.S. & Canada Dunkin’ Brands Financial Update Dunkin’ Brands Management TeamQ&A with Management Afternoon session Paul Carbone – Chief Financial Officer, Dunkin’ Brands CEO closing remarks Nigel Travis – Chief Executive Officer, Dunkin’ Brands

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Dunkin’ Brands Group, Inc. 2013 Investor & Analyst Day

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Dunkin’ Brands Group, Inc. 2013 Investor & Analyst Day Nigel Travis CEO, Dunkin’ Brands

7 YEARS OF BRAND HERITAGE SIGNIFICANT U.S. & GLOBAL GROWTH OPPORTUNITY ASSET-LIGHT, NEARLY + % FRANCHISED BUSINESS Dunkin’ Brands is unique in the QSR space

Strong Philosophical Approach to Franchising o It’s all about making our franchisees profitable o “Pluralistic frame of reference” o Requires great communication and listening skills o DD/BR Community Foundation as common goal o A positive approach to every problem o Willingness to be flexible while maintaining the course o Collaborative approach o Takes time to build – BUT IT WORKS!

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Using the Playbook to drive long-term sustainable growth

Using Our Playbook to Drive Growth Strategies 10 INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES GROWTH OF BR U.S. CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS

Highly experienced, aligned management team based on strong cross-functional collaboration PAUL CARBONE Chief Financial Officer JOHN COSTELLO President, Global Marketing & Innovation RICH EMMETT SVP & General Counsel GINGER GREGORY SVP & Chief Human Resources Officer GIORGIO MINARDI President, Dunkin’ Brands International KAREN RASKOPF SVP & Chief Communications Officer 11 PAUL TWOHIG President, Dunkin’ Donuts U.S. & Canada BILL MITCHELL President, Baskin-Robbins U.S. & Canada SCOTT MURPHY Senior Vice President, Chief Supply Officer JACK CLARE Chief Information Officer

DNKN 2013: Executing the Playbook 12New England Patriots - Photo by David Silverman

13Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. Driving NEAR and LONG-TERM growth Dunkin’ Donuts U.S.: Strong execution across Playbook

14Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. Driving NEAR term growth; DOUBLE DIGIT LONG-TERM growth Baskin-Robbins International: Using Playbook to grow even faster

15Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. MEDIUM-TERM SLOW growth Baskin-Robbins U.S.: Executing Playbook to get on path to growth

16Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. LONG-TERM DOUBLE digit growth Dunkin’ Donuts International: Implementing Playbook to build foundation for future growth

QSR industry is fiercely competitive…and we take the competition seriously 17 It’s an all-out blitz!!! New England Patriots - Photo by Keith Nordstrom

For Dunkin’ Brands, every day is a new game… 18 REGULAR SEASON GAMES REGULAR SEASON GAMES REGULAR SEASON GAMES REGULAR SEASON GAMES REGULAR SEASON GAMES

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns

Using Our Playbook to Drive Growth Strategies 20 INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES GROWTH OF BR U.S. CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Global Supply Chain Scott Murphy Senior Vice President & Chief Supply Officer

Ensuring Continuity of High-Quality Supply Chain while Continuously Improving Franchisee Profitability to Enable Global Growth 22 DUNKIN’ DONUTS U.S. Oversight and Board position on franchisee-owned purchasing and distribution co-op (NDCP) Consult with franchisee-owned Central Manufacturing Locations to improve quality and cost DUNKIN’ DONUTS Developing donut, sandwich & beverage solutions for new and existing markets INTERNATIONAL Identify local sources of supply in-country Enable Just Baked platform for growth BASKIN-ROBBINS U.S. BR Ice Cream manufactured by Dean Foods Dry goods from NDCP & other Distributors BASKIN-ROBBINS BR Ice Cream manufactured by Dean Foods (supplied to 1/3 of restaurants) Consult with licensee-owned manufacturing plants INTERNATIONAL

Dunkin' Donuts U.S. 23 Implementation of “Flat Pricing” halfway complete and ahead of plan Restaurants in Southwest markets seeing 300 bps of savings today on way to ~700 bps net savings Costs going down for all regions Saved $125M over past 3 years

Impact for a Typical Southwest Restaurant In 2012 these shops saw significant reductions: • Elimination of fuel surcharge ($75 per week) • Reduction in distribution markup ($180 per week) • Sourcing savings ($120 per week) • Annual dividend ($30 per week) Total: $400 per week  300 bps redux in COGS • Plus another $80 per week in commodity relief 24 TOTAL shop impact: $25k/year or 375 bps reduction

Net impact to COGS: Flat to 25 bps reduction Forecasted 2013 Commodity Impact to DD COGS All Other Wheat Dairy Plastic/Resin Protein Paper and Disp Shortening Bottled Beverages Sugar Coffee 25 Favorable Unfavorable

Three different donut platforms designed to deliver same consumer experience Full Producer CML JBOD Definition Small kitchen supporting an attached store and delivering up to 10 restaurants Centralized Manufacturing Location, supporting 10-200 restaurants Just Baked on Demand – baking and finishing donuts on site for a single store # of Facilities 300 100 1,110 # of Shops Supported 1,400 4,200 1,600 26

27 Dunkin' Donuts U.S. Donut Production Consolidating Central Manufacturing Locations to realize efficiencies Piloting “Hybrid” solution for fresh CML delivering in AM, Just Baked on Demand in PM

Dunkin’ Donuts Global Central Manufacturing Locations 28 140 points of production outside U.S. making over 60 million dozen donuts each year And other savory products as well

Dunkin' Donuts International 29 Improving quality and cost for existing licensee-owned CMLs Enabling Just Baked on Demand donut solution for existing and new markets Working to provide signature products with local in-country suppliers

Baskin-Robbins International 30 Successful transition to Dean Foods for Baskin- Robbins International ice cream manufacturing • $4M to $5M in annual savings from transition • Ensuring future supply for fast-growing business and contingency for world-wide production Working with partners on contingency plans for licensee- owned manufacturing sites

Baskin-Robbins Global Manufacturing Facilities 31 13 Global Ice Cream Factories 2 JV Plants 4 Licensee Plants 7 Co-Packer Plants

Baskin-Robbins U.S. & International 32 Supporting ice cream cake centers of excellence globally • Innovation • Technology • Manufacturing excellence • Demand Planning • Contingency Planning

Dunkin’ Brands Global Supply Chain 33 IMPLEMENTING AHEAD OF PLAN EXPECTING A SMALL AMOUNT OF COMMODITY US CMLS IN SOME REGIONS LEVERAGING BAKERY SOLUTION GLOBALLY INTRODUCING MORE SOURCED MENU ITEMS FLAT PRICING RELIEF CONSOLIDATING FROZEN LOCALLY FOCUSING GLOBALLY ON DRIVING ICE CREAM CAKES ANDAWS PROFITABILITY

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns

35

And we’re just getting started globally… 36Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. ICE CREAM CAKES SOLD ANNUALLY DD AND BR STORES SPAN THE GLOBE ICE CREAM SCOOPS SOLD ANNUALLY GUEST VISITS GLOBALLY IN 2012 BEVERAGE UNITS SOLD GLOBALLY DONUTS AND MUNCHKINS SOLD ANNUALLY

Unlocking Our Global Opportunity Outside the U.S. RESTAURANTS OUTSIDE THE U.S. TODAY LONG-TERM POTENTIAL RESTAURANTS OUTSIDE THE U.S. 37

Dunkin’ Brands of the Future: Developing Our Brands in Highest Potential International Markets Latin America ~900 Europe ~1,300 Asia & Australia ~3,900 Middle East ~1,200 38

Dunkin’ Brands of the Future: 30,000+ Restaurants United States 15,000+ Latin America 900 Europe 1,300 Asia & Australia 3,900 Middle East 1,200 39

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns 41 Giorgio Minardi President, Dunkin’ Brands International Dunkin’ Brands International: Using the Playbook to drive near and long-term growth

Dunkin’ Brands International: State of the Business • Re-engineering business with focus on supply chain and growing AWS • Strong base in Korea while growing in new, high-potential markets • 31 countries outside U.S. • 3.4% net unit growth in 2012 • +2.0% comps in 2012 • +1.3% comps Q1 2013 • Opened India and Guatemala • “Jewel in the crown” of international business • Strong base in Japan, Korea and Middle East • 45 countries outside of U.S. • 7.0% net unit growth in 2012 • +2.8% comps in 2012 • +4.2% comps Q1 2013 • Sold 8.7M cakes in 2012 • Opened Vietnam, Mexico and 3 new markets in China 42

Key Growth Drivers 43 • Differentiation • Menu Stretch • Compelling Marketing • Retail Expression • Supply Chain Optimization • Stronger Operations • Regional Support Structure • Pace of Growth • Right Places • Right Partners Driving AWS in new and existing restaurants…

Strengthen Brand Equity: Differentiation 44 LEVERAGE GLOBAL EXPERTISE GLOBAL & LOCAL INNOVATION RELEVANT TRAFFIC DRIVERS Happy 1.0 Indulge Celebrate Refresh We Make People Happy Fresh Brew International Reward Refresh Refuel What Are You Drinkin’?

Strengthen Brand Equity: Dunkin’ Donuts International Menu Strategy REWARD Flavor leadership and commitment to quality REFRESH Beverage focus drives new occasions REFUEL Signature sandwiches & beverages drive all-day traffic 45 Donut-centric Mix to Beverage-centric Mix

Strengthen Brand Equity: Baskin-Robbins International Menu Strategy INDULGE Flavor leadership and commitment to quality CELEBRATE New, creative designs around occasions that build check REFRESH Sip your scoop, yogurt smoothies and value sizing driving frequency 46

Strengthen Brand Equity: Retail Expression 47

Improve Store Unit Economics: Stronger Operations 48 Driving operations improvements positively impacts guest experience and comps! • Strengthening operations team • Leveraging Global tools and lessons • Executing regular Restaurant Operations Reviews • Establishing baseline operations metrics • Implementing technology solutions Drive operations improvements by:

49 • Improving quality and cost of manufacturing • Balancing global and local sourcing • Innovating donut manufacturing platforms • Enhancing BR cake production Improve Store Unit Economics: Supply Chain Optimization Optimize Supply Chain to ensure best cost, quality and service by:

Accelerate Store Development: Ramping up Pace of Growth for International 50 FROM 6% growth rate TO 8% growth rate Long-term target: From ~7,700 to 15,000+ International Restaurants

Accelerate Store Development: Growing in the Right Places

Mature Existing Markets JVs

(Examples:)

Japan
Korea
Middle East
Australia

High GDP
Today's AWS ~$7,500

Leveraging for More Success

Existing Growth Markets

(Examples:)

Colombia
India
Thailand
Indonesia
Malaysia
China

Low GDP
Today's AWS ~$2,400

Low Breakeven and Driving Higher AWS

White Space Markets

(Examples:)

Germany*
Russia*
United Kingdom
Turkey
Scandinavia

High GDP
Today's AWS ~$14,000

Highest Profitable Growth Potential

dunkin' brands

* Small presence in country today

51

Dunkin’ Donuts: Frankfurt, Germany Opened in March 2013 52 52 $600,000 in sales in first 6 weeks Over 12,000 transactions per week Average ticket per transaction $10.20 Breaking Records!

Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. 53 Positioning ourselves for significant, long-term International growth • Driving AWS in new and existing markets • Optimizing supply chain to ensure best cost, quality and service • Focusing on operations to enhance guest experience • Growing in the most high-potential markets • Ramping up pace of International growth

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns 54

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Dunkin’ Donuts U.S.: Strong execution across the Playbook Paul Twohig President, Dunkin’ Donuts U.S. & Canada

56

Building an Operations-Focused Culture PEOPLE GUEST EXPERIENCE PROFITABLE TOPLINE SALES 57

Our franchisees drive this business every day o Relationship based on teaching and coaching o Advisory Council System – national and regional leadership o Enhanced new franchisee training o Sophisticated restaurant manager ongoing training o Reduced operations manager-to- restaurant ratio from 1:80 to 1:50 o Franchisees adopting enhanced use of data to drive business 58

Start of Program December '12 Our operations-focused culture has significantly improved the guest experience 59 Gap to QSR -9 PTs Gap to QSR +2 PTs QSR Industry Dunkin’ Donuts

But we’ll never stop working on it… …continuously strengthening operations improvement tools to make guest experience even better. 60 UNANNOUNCED RESTAURANT VISITS ANNOUNCED RESTAURANT VISITS COACHING MODEL GUEST SATISFACTION SURVEY UNANNOUNCED BUT NOT UNPLANNED RESTAURANT VISITS GSD, GSS COMMENTS, LEADERS PATH RATING SYSTEM ONGOING USE OF TOOLS AND RATING SYSTEM

We’re world-class at speed 61

Over 50% of Locations have Drive-Thru , with 60%+ of Sales Going Through Drive–Thru in Those Locations 62

LEAN Engineering Continuous Crew Training New and Faster Equipment Focused on Driving Even More Business Through Sandwich Station 63

64

Demand for the Brand has Never Been Stronger 65 Existing franchisees FUELING TODAY’S GROWTH HIGHLY-SELECTIVE new franchisee recruitment process Must have: EXPERIENCE, PASSION, RESOURCES STRONG, QUALITY demand in California

Strong Visibility into Future Store Openings Confident in 2013 Development Guidance Targeting top end of 330 to 360 range for net new Dunkin’ Donuts U.S. restaurants 66 Raising Long-Term Development Guidance Growing from 4% to 6% Dunkin’ Donuts U.S. net development

Our contiguous development strategy is driving high-quality, efficient growth 67 New market entry in 2012 Sold multi-store agreements in 2012

New Market Case Study: Denver, CO 1 2 3 4 5 6 7 8 9 10 APPLY BUSINESS PLAN FINANCIAL REVIEW APPROVAL SITE SELECTION & APPROVAL FRANCHISEE TRAINING FINANCING CONSTRUCTION CREW TRAINING GRAND OPENING 68 700+ inquiries 18 candidates 4 SDAs sold 6 months 18 months

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Dunkin’ Donuts U.S.: Highly attractive franchisee returns Paul Carbone Chief Financial Officer, Dunkin’ Brands

New restaurant sales and profitability strong across regions As of 4/1/2013 Traditional Dunkin Donuts Restaurants only 2012 data is projected based on partial year results o New market entry driving significant first year sales growth in West & Emerging markets – similar to 2010 o New markets in 2012 include Little Rock, AR, Montgomery, AL, Baton Rouge, LA, Des Moines, IA 71 $- $5,000 $10,000 $15,000 $20,000 2008 2009 2010 2011 2012 First Year Sales Core & Established West & Emerging 0% 5% 10% 15% 2008 2009 2010 2011 2012 First Year EBITDA % Core & Established West & Emerging

West & Emerging new restaurant sales and profitability o West & Emerging sales exceed $15,000 AWS for the third consecutive year o West & Emerging markets continue to exceed 10% EBITDA despite typical new opening inefficiencies 72 As of 4/1/2013 Traditional Dunkin Donuts Restaurants only 2012 data is projected based on partial year results $- $5,000 $10,000 $15,000 $20,000 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) First Year Sales 0% 4% 8% 12% 16% 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) First Year EBITDA %

Driving high margin product sales up and restaurant build costs down o Profitable topline sales driven by growth in beverage and breakfast sandwich categories o Breakfast sandwich margins second only to beverage product line and have higher price point; both categories have 75%+ margins o Build costs consistent with 2011 and remain down considerably from 2008 73 As of 4/1/2013 Traditional Dunkin Donuts Restaurants only 2012 data is projected based on partial year results $- $2,000 $4,000 $6,000 $8,000 $10,000 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) First Year High Margin Product $s $- $200,000 $400,000 $600,000 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) Average Restaurant Build Cost by Open Year

West & Emerging First Year Cash-on-Cash Returns continues to exceed 25% 74 As of 4/1/2013 Traditional Dunkin Donuts Restaurants only 2012 data is projected based on partial year results 0% 5% 10% 15% 20% 25% 30% 35% 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) First Year Cash-on-Cash Returns

Progression in West & Emerging beverage dollar growth leading to even stronger returns 75 As of 4/1/2013 Traditional Dunkin Donuts Restaurants only Final Year of each cohort is forecasted for full year $- $2,000 $4,000 $6,000 $8,000 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) Beverage Dollars Progression by Open Year Year 1 Year 2 Year 3 Year 4 Year 5 0% 10% 20% 30% 40% 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) Cash-on-Cash % Progression by Open Year Year 1 Year 2 Year 3 Year 4 Year 5 o 2010, 2011, 2012 cohorts opened with stronger first year beverage dollars and cash-on-cash returns than 2008, 2009 cohorts o 2008 and 2009 cohorts show steady year-over-year progress

Compelling unit economics driving accelerated growth 76 2012 COHORT STORE-LEVEL ECONOMICS – TRADITIONAL STORES AVERAGE UNIT VOLUMES $936,000 CASH-ON-CASH RETURNS 25-30% AVERAGE INITIAL CAPEX $420,000 As of 4/1/2013 Traditional Dunkin Donuts Restaurants only 2012 data is projected based on partial year results

Continuing to capitalize on opportunities to drive increased franchisee profitability • Exploring new in-store sales layers • Growing Dunkin’ Donuts K-Cup sales • Building high-margin product mix • Focusing on restaurant build-out cost • Taking additional cost out of supply chain 77

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Dunkin’ Donuts U.S.: Leading product & marketing innovation John Costello President, Global Marketing & Innovation

80 Dunkin’ Donuts has become a product & marketing innovation powerhouse

Our innovation is driven by our strategic priorities 81 1 5 4 3 2 DRIVE COMP SALES AND BRAND DIFFERENTIATION INCREASED FOCUS ON GROWING OUR BEVERAGE AND TOTAL COFFEE BUSINESS PROTECT AND GROW OUR CRITICAL AM DAYPART GROW THE PM DAYPART MAINTAIN OUR STRONG VALUE POSITION

Our proven tactics continue to generate strong results Strong national calendar complemented by strong local execution o 12 marketing windows Continued news through product innovation o Limited-Time-Offer strategy Strong advertising, media and local programs o Efficient use of national and local media Increased focus on technology and loyalty 82

Strong National Calendar Complemented by Strong Local Execution 83 Product News January February March National Coffee Leadership Window LTO Support National/ Regional Media

Strong National Calendar Complemented by Strong Local Execution 84 Product News April May June National Coffee Leadership Window LTO Support National/ Regional Media

Dunkin’ Donuts has rolled out 30+ new products in the last 12 months… …while market testing 40+ new products.

$546 $334 $336 3.1% 1.8% 1.8% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0 $100 $200 $300 $400 $500 $600 Big N Toasted W3 2011 Smoked Sausage Sandwich W11 2011 Angus Steak & Egg Sandwich/ Wrap W3 2013 Representative Breakfast Sandwich Performance AWS Mix % 87 • Consumers respond to news in key categories • Drives trial of new products and food and beverage attachment Our “Familiar with a Twist” LTO Strategy Continues to Drive the Business

Our product innovation has been broad based across all of our product categories… 88 2010 Bagel twists Coolatta® mixology PM snacks Wake Up Wraps® 2011 Big n’ Toasted Smoked Sausage Sandwich Shaped donuts Dunkin’ K-Cups Frozen Iced Tea 2012 Bakery Sandwiches Angus Steak Sandwich Breakfast Burritos Oreo Coolattas, Donuts Pumpkin K-Cups 2013 Turkey Sausage Breakfast Sandwich Brownie Batter Heart Shaped donuts …and the product pipeline is the strongest it’s ever been.

This success is driven by a sophisticated, robust, cross- functional product development and testing process 89 1 2 3 4 5 6 7 8 9 10 MARKET /TREND ANALYSIS CONCEPT TESTING SENSORY TESTING NEW PRODUCT MODEL ALPHA TEST BETA TEST UNIT ECONOMICS VALIDATION MARKET TESTING SALES/SUPPLY CHAIN FORECASTING LAUNCH

Strong advertising and media against distinctive brand position 90 TARGET Adults 18 – 49 / Dunkin’ Friends psychographics & values; increasing focus on multi-cultural customers and millennials BENEFIT Dunkin’ gets you going in the morning and keeps you going all day REASON TO BELIEVE America’s Favorite Coffee, refreshing beverages, tasty baked goods, and energizing snacks – all at a great value BRAND CHARACTER Unpretentious, authentic, down-to-earth, humble, true-to-self, motivated, and productive FOCUS OF SALE Dunkin’ is for busy working adults who keep America running. Our beverages, baked goods and food provide an emotional lift that gets you going in the morning and keeps you going all day DD Brand Positioning

Strong advertising and media 91

92 Enhancing the in-store experience • Digital menu boards • Retail merchandiser • Fresh Brew design

Committed to Being a Leader in Digital and Mobile Technology to Drive Sales in the QSR Industry 93

Digital: Consumer Engagement through Offers and Engaging Content Drives our Digital Strategy • Continue to grow our social media presence with 8.6MM Facebook fans and over 200k Twitter followers • More than 100k Facebook K-Cup coupons redeemed YTD • Driving engagement through our “Fan First” social strategy • Increasing digital advertising and second- screen integration to reach our guests 94

CRM Platform Integrated CRM platform scheduled for 2014 Continuing to Invest in Mobile and Digital Technology to Drive Business Loyalty DD Perks Loyalty program scheduled to rollout in 2013 Mobile Launched DD Mobile App in 2012 95

Mobile: We are Executing a “Mobile First” Strategy to Meet the Demands of Our Guests Mobile Payment (DD Card) Acct Management (Profile Update, Reload) Gifting (virtual DD Cards) Social Media (FB / Twitter) Promotions (Digital coupons) Feedback Mobile Ordering (Order, Pay, Customize) Loyalty Program (ID, Promotions)z Mobile leverages the technology in our restaurants with the needs of our consumers 96

97 Mobile: We Continue to Invest in the Mobile Platform to Deliver Speed and Convenience for Our Guests More than 2.4 million downloads and growing • Q3 ‘12: 500k (launched Aug. 16) • Q4 ‘12: 1.2M total downloads • Q1 ‘13: Over 2 million downloads Growing the number of mobile transactions each week Strong gifting during Holiday periods Delivering geo-targeted offers on a monthly basis 97

Loyalty: Developing robust 1:1 Marketing platform that will rollout in late 2013 Guests enroll in the DD Perks program with a DD Card Guests use their registered DD Card Allows us to capture transaction-level information on each member Analysis delivers targeted 1:1 offers Offer Strategies 1. Increase frequency 2. Expand day part visitation 3. Increase ticket Customized by region Core: Maintain AM/Build PM New: Build AM/coffee trial Constant Learning Offers will be refined based on performance 1 2 3 4 Robust analysis to develop targeted 1:1 offers for our guests Customer Segmentation Purchase behavior Day part visitation Food/beverage attachment Variations by region/DMA

Focused on leveraging owned, partner and 3rd party data to develop sales-driving CRM platform CRM: Focused on leveraging owned, partner and 3rd party data to develop sales-driving CRM platform in 2014 99 DD Owned Channels DD Partner Channels 3rd Party Data Companies shown for example only

Dunkin’ has unique, tremendous brand strength 100 Brand Keys award for Customer Loyalty in the coffee category for SEVEN consecutive years 8.5 million Facebook Fans engaging with the brand More than 2 million downloads of our Mobile App since launch Named as the Harris Poll’s 2013 Brand of the Year in the coffee and QSR category #1 QSR for Hot/Regular/Flavored Coffee, Iced Coffee, Bagels, Muffins, Donuts ; #2 QSR for Breakfast Sandwiches by Crest

We’re using a similar approach in Dunkin International to strengthen Brand differentiation and drive sales 101 LEVERAGE GLOBAL EXPERTISE GLOBAL & LOCAL INNOVATION RELEVANT TRAFFIC DRIVERS Happy 1.0 Indulge Celebrate Refresh We Make People Happy Fresh Brew International Reward Refresh Refuel What Are You Drinkin’?

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns 102 Q&A

Product Innovation Lunch by Chef Stan

Stan Frankenthaler,
VP Innovation & Executive Chef

- 35+ years experience
- 2012 NRA MenuMasters Innovator of the Year
- 3 times James Beard Foundation Best Chef Award nominee
- Owned three top restaurants in Boston
- Cookbook author
- Concept Development for Whole Foods – North Atlantic Region (New York, Boston, London)



dunkin' brands

DUNKIN' DONUTS

baskin robbins

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Baskin-Robbins U.S.: Executing the Playbook to get on path to growth Bill Mitchell President, Baskin-Robbins U.S. & Canada

Baskin-Robbins U.S. turnaround evident in recent development and comp store sales results Comp Store Sales 0.5% 9.4% 4.6% 1.1% 1.5% 3.8% (4.4%)-6% -3% 0% 3% 6% 9% 12% FY'11 Q1'12 Q2'12 Q3'12 Q4'12 FY'12 Q1'13 Net Restaurant Development (5) 5 (1) (29) (30) 2 (60) (50) (40) (30) (20) (10) 0 FY'11 Q1'12 Q2'12 Q3'12 Q4'12 FY'12 Q1'13 (90) 9

Start of Program December '12 Focus on operations driving outperformance versus QSR industry in guest satisfaction Gap to QSR -1 PTs Gap to QSR +5 PTs 107

“Pink Spoon” operational plan CONSISTENTLY EXECUTED operational standards ENGAGING crew STRENGTHENING franchisee partnerships

Capitalizing on flavor equity with enhanced marketing GETTING GUESTS IN with flavors they want, TRADING THEM UP with beverage news and BUILDING BRAND with unique treats and desserts only available at Baskin-Robbins. 109

Using digital, social and mobile to talk to our guests and capitalize on impulse nature of treats 110

Leveraging global cake leadership to grow cake sales in U.S. 111 Cake production technology Cake design innovation Online cake ordering

Using technology to enhance guests’ in-store experience Testing ONLINE CAKE ORDERING Evaluating in-store DIGITAL CAKE CATALOG

While also capitalizing on local expertise and heritage of customization Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. 113

Exploring other catalysts for growth for Baskin-Robbins U.S. 114 GROWING the ad fund through other REVENUE GENERATORS. “WEATHERPROOFING” the business.

The Path to Growth Restaurant base optimization nearly complete Intense focus on unit economics Attractive franchising offers Growing with top- performing franchisees 115

Strengthening Baskin-Robbins U.S. unit economics to drive future growth: 2012 cohort results $360,000 AVERAGE UNIT VOLUMES $175K - $200K STORE BUILD-OUT COST 25% - 30% CASH-ON-CASH RETURN 116 100% of new stores opened over last 12 months achieved or exceeded break-even 11 Baskin-Robbins restaurants opened in 2012

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Dunkin’ Brands Financial update and near and long-term targets Paul Carbone Chief Financial Officer, Dunkin’ Brands

Strong performance in Q1 despite challenging weather 119%% REVENUE GROWTH % ADJUSTED EPS GROWTHADJUSTED OPERATING INCOME MARGIN % ADJUSTED OPERATING INCOME GROWTH

Proven ability to grow profits and expand margins through economic cycles 120 $228.8M $229.1M $233.1M $270.7M $307.2M 2008 2009 2010 2011 2012 42.0% 42.6% 40.4% 43.1% 46.3% 2008 2009 2010 2011 2012 Adjusted Operating Income MarginAdjusted Operating Income

Franchisee-model enables leveraged capital structure and financial flexibility 121 4.9 4.6 4.4 4.2 4.1 5.2 5.2 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 5.0 DELEVERAGE EBITDA growth & required amortization payments SHARE REPURCHASE Executed $450M repurchase in 2012 DIVIDENDS Raised quarterly dividend from $0.15 in 2012 to $0.19 in Q1 2013 UPSIZED TERM LOAN IN AUGUST 2012 32% Total Shareholder Return in 2012 RETURNED $520M to shareholders in 2012 Q2 2011 is proforma ratio to exclude senior notes that were repaid upon IPO in July 2011.

2013 Guidance 122 DUNKIN’ DONUTS U.S. 3% – 4% comp store sales growth 330 – 360 total net unit development 450 – 500 remodels INTERNATIONAL (DD & BR) 400 – 500 total net unit development BASKIN-ROBBINS U.S. 1 – 3% comp store sales growth 0 – (30) total net unit development BUSINESS SEGMENTS DUNKIN’ BRANDS 6 – 8% revenue growth 10 – 12% adjusted operating income growth 150 to 200 bps of adjusted operating income margin expansion $1.50 – $1.53 EPS $125 – $135M Free Cash Flow

Long-Term Earnings Targets 123 STRONG, CONSISTENT REVENUE GROWTH U.S. consolidated comps in the 2 – 4% range Total net unit development of approximately 4 – 6% with opportunity to accelerate HIGHLY LEVERAGEABLE COST STRUCTURE Drives margin expansion of 150 – 200 bps per year STRONG FREE CASH FLOW Facilitates earnings growth through deleveraging or shareholder payout DRIVERS LONG-TERM TARGETS 6 – 8% revenue growth 10 – 12% adjusted operating income growth 15%+ adjusted EPS growth

2013 Modeling Updates 124 Item 2013 Full-Year Guidance Ice Cream Margin 32.5 – 33.5% G&A Growing 3-4% off FY 2012 Adjusted G&A of $209M Depreciation $23M Net income of equity method investments Flat to up slightly from FY 2012 Interest expense $80.6M

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Using the Playbook to drive long-term sustainable growth Nigel Travis CEO Dunkin’ Brands

Committed to Strong Corporate Governance Board Composition • 75% of Board members are independent under NASDAQ guidelines • Strong mix of experience and expertise in areas important to our business Executive Compensation • Comp strategy and culture focused on long-term value creation for all stakeholders • 99% approval on “Say-on-Pay” vote in 2012 Creating Ownership Culture • Implemented stock ownership guidelines for Board members and executive officers in 2012 127

Engaging with Shareholders to Understand Key Issues DD/BR Community Foundation • Connection to franchisees and communities • Raised nearly $2 million in 2012 Nutrition and Better-for-You choices • DD Smart® and BRight Choices® Environment and packaging • Exploring alternative foam cup/pink spoon Sustainable, responsible sourcing and animal welfare • Espresso Fair Trade certified since 2004; partner with Rainforest Alliance since 2010 • Shifting to eggs from cage-free hens and committed to eliminate gestation crates from supply chain 128

Dunkin’ is marketing and product innovation powerhouse Proven Playbook to Win Operation-focused culture driving significantly improved guest experience DD U.S. store economics are highly-compelling BR U.S. is on path to growth International business is just getting started; laying foundation for significant long-term growth Supply chain enhancements continue to drive even stronger returns to global franchisees

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Using the Playbook to drive long-term sustainable growth

World-class operations & supply chain Leading product & marketing innovation Highly attractive franchisee returns Dunkin’ Brands Group, Inc. 2013 Investor & Analyst Day